Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          Daniel S. Loeb
                                           c/o Third Point LLC
                                           390 Park Avenue
                                           New York, NY 10022



Date of Event Requiring Statement:         09/05/08
Issuer and Ticker Symbol:                  Flow International Corporation (FLOW)
Relationship to Issuer:                    10% Owner (1)
Designated Filer:                          Third Point LLC